U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported).....February 11, 1999

                             IDF International, Inc.
             (Exact name of registrant as specified in its charter)

          New York                   000-24627                   11-3059399
(State or other jurisdiction        (Commission                (IRS Employer
     of Incorporation               File Number)            Identification No.)

                              330 West 42nd Street
                                   20th Floor
                               New York, NY 10036
                    (Address of principal executive offices)

                                 (212) 563-6900
              (Registrant's telephone number, including area code)

                                      None
         (Former name or former address , if changed since last report)

Item 1.  Change in Control of Registrant.

         None.

Item 2.  Acquisition or Disposition of Assets.

         None.

Item 3.  Bankruptcy or Receivership.

         None.

Item 4.  Changes in Registrant's Certifying Accountant

         None.

Item 5. Other Events.

         The registrant wishes to provide notice that its Annual Meeting of Stockholders, originally scheduled for February 11, 1999, has been postponed indefinitely. The registrant currently intends to hold the meeting sometime in April 1999.

         The notice and proxy statement previously filed concerning the originally scheduled meeting has not been forwarded to any stockholders of the registrant. The registrant intends to prepare and file definitive proxy materials regarding the rescheduled meeting as soon as practicable.

Item 6. Resignations of Registrant's Directors.

         None.

Item 7. Financial Statements and Exhibits.

         None.

Item 8. Change in Fiscal Year.

         None.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

         None.

                             IDF International, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:    February 9, 1999              By: /s/   Michael Losch
                                                   ---------------------------
                                                   Michael Losch
                                                   Chief Operating Officer
                                                   Chief Financial Officer